Exhibit 99.1 News June 17, 2019 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Megan Washbourne 918-588-7572 ONEOK to Participate in J.P. Morgan Energy Conference TULSA, Okla. – June 17, 2019 – ONEOK, Inc. (NYSE: OKE) will participate in the J.P. Morgan Energy Conference June 18-19, 2019, in New York City. The materials used at the conference will be accessible on ONEOK’s website, www.oneok.com, beginning at 8 a.m. Eastern Daylight Time (7 a.m. Central Daylight Time) on June 18, 2019. --------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, Twitter and Instagram. ###